CONSENT OF INDEPENDENT AUDITORS


The Trustees and Shareholders
Evergreen Select Fixed Income Trust


     We consent to the use of our report dated March 31, 1997 incorporated by reference herein.


                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP


Boston, Massachusetts
December 12, 1997